                                                                     EXHIBIT 2.2





         AGREEMENT AND PLAN OF MERGER, dated as of July 28, 1997 (this "AGREEMENT") among Discovery Zone Children's Amusement Corp. (the "Company"), a Delaware corporation and a wholly owned Subsidiary of Discovery Zone, Inc. (the "Parent"), a Delaware corporation, the corporate subsidiaries of the Parent listed on Schedule I hereto (collectively, the "CORPORATE SUBSIDIARIES") and the partnership subsidiaries of the Parent listed on Schedule II hereto (the "PARTNERSHIP SUBSIDIARIES" and, together with the Corporate Subsidiaries, the "SUBSIDIARIES").

         WHEREAS, on March 25, 1996, each of the Company, the Parent and the Subsidiaries filed a petition for relief under Chapter 11 of Title 11, United States Code, 11 U.S.C. Section 101, ET SEQ. (the "BANKRUPTCY CODE") in the United States Bankruptcy Court for the District of Delaware (the "BANKRUPTCY COURT").

         WHEREAS, on July 18, 1997 the Bankruptcy Court entered the Order Confirming Third Amended Joint Plan of Reorganization (the "Confirmation Order"), a copy of which is attached hereto as Exhibit A.

         WHEREAS, the Confirmation Order, INTER ALIA, confirmed the Third Amended Plan of Reorganization Pursuant to 11 U.S.C. Section 1129 (the "PLAN") and authorized that each of the Corporate Subsidiaries and the Partnership Subsidiaries merge with and into the Company (the "MERGER"), on the terms and subject to the conditions contained herein and in accordance with the General Corporation Law of the State of Delaware, the Oregon Business Corporation Act, the Massachusetts Business Corporation Law, the Connecticut Stock Corporation Act, the Georgia Business Corporation Code, the Business Corporation Law of the State of Missouri, the Business Corporation Law of the State of New York, the Business Corporation Law of 1988 of the State of Pennsylvania, the Wisconsin Business Corporation Law, the Illinois Business Corporation Act, the Washington Business Corporation Act and the Delaware Limited Partnership Act (such corporate statutes and the Delaware Limited Partnership Act being collectively referred to herein as "APPLICABLE LAW"), and the Parent, as the sole stockholder of each of the Corporate Subsidiaries, has approved by written consent the Merger and this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, and in order to set forth the terms and conditions of the Merger and the mode of carrying the same into effect, the Company and each of the Subsidiaries hereby agree as follows:

                                      ARTICLE I

                                      THE MERGER

         SECTION 1.1.  THE MERGER.  At the Effective Time (as defined in
Section 1.2), each of the Subsidiaries shall be merged with and into the Company, the separate corporate existence of each of the Subsidiaries shall cease, and the Company shall continue as the surviving corporation (hereinafter sometimes referred to as the "SURVIVING CORPORATION").

         SECTION 1.2. EFFECTIVE TIME OF THE MERGER. The Merger shall become effective immediately upon the simultaneous filing of a Certificate of Merger or Articles of Merger relating to the Merger or this Agreement, as appropriate, with each of the Secretary of State of the State of Delaware, the Secretary of State of the State of Oregon, the Secretary of State of the Commonwealth of Massachusetts, the Secretary of State of the State of Connecticut, the Secretary of State of the State of Georgia, the Secretary of State of the State of Missouri, the Department of State of the State of New York, the Department of State of the State of Pennsylvania, the Secretary of State of the State of Wisconsin, the Secretary of State of the State of Illinois and the Secretary of State of the State of Washington, in each case in such form as is required by, and executed in accordance with, the relevant provisions of Applicable Law (the time of such simultaneous filing being the "EFFECTIVE TIME").

         SECTION 1.3. EFFECT OF THE MERGER. At the Effective Time, the effect of the Merger shall be as provided in the relevant provisions of Applicable Law. The title to any real estate vested by deed or otherwise in the Company and each of the Subsidiaries shall not revert or be in any way impaired by reason of the Merger, but shall be vested in the Surviving Corporation. The Surviving Corporation shall continue to be governed by the laws of the State of Delaware. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all property (real, personal and mixed), claims, rights, intellectual property rights, privileges, powers, franchises and every other interest of the Company and each of the Subsidiaries shall vest in the Surviving Corporation, and all debts, obligations, restrictions, disabilities and duties of the Company and each of the Subsidiaries shall become debts, obligations, restrictions, disabilities and duties of the Surviving Corporation.

         SECTION 1.4. CERTIFICATE OF INCORPORATION AND BY-LAWS. The Amended and Restated Certificate of Incorporation of the Company, as in effect on the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by law or such Amended and Restated Certificate of Incorporation. The Amended and Restated By-laws of the Company as in effect on the Effective Time, shall be the By-laws of the Surviving Corporation until thereafter amended as provided by law, the

Amended and Restated Certificate of Incorporation of the Surviving Corporation or such Amended and Restated By-laws.

         SECTION 1.5. DIRECTORS AND OFFICERS. The directors of the Company on the Effective Date shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the Amended and Restated Certificate of Incorporation and Amended and Restated By-laws of the Surviving Corporation, and the officers of the Company on the Effective Date shall be the initial officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified.

         SECTION 1.6. CONVERSION OF SECURITIES. (A) (i) Each issued and outstanding share of the Common Stock, $0.01 par value, of each of Beaverton Fun Fitness, Inc., DZ of Georgia, Inc., DZ of Pennsylvania, Inc., DZ of Wisconsin, Inc., Portland Fun Fitness, Inc., Vancouver Fun Fitness, Inc., DZGP, Inc., MetroZone, Inc. Leaps & Bounds, Inc., and Enchanted Castle II, Inc., (ii) each issued and outstanding share of the Common Stock, no par value, of each of DJM Management, Inc., DZ of Connecticut, Inc., DZ of Massachusetts, Inc., DZ of New York, Inc. and Semborg Corp., (iii) each issued and outstanding share of the Voting Stock, $1.00 par value, of DZ of Missouri, Inc., (iv) each issued and outstanding share of the Non-Voting Stock, $1.00 par value, of DZ of Missouri, Inc. and (v) each partnership interest of each of Discovery Zone, L.P. and Tumble For Fun Limited Partnership, shall, without any action on the part any party hereto, be cancelled at the Effective Time and no payment shall be made with respect thereto, (B) each issued and outstanding share of Common Stock, $0.001 par value, of the Company shall remain outstanding following the Effective Time.

                                      ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF SUBSIDIARIES

         SECTION 2.1.  REPRESENTATIONS AND WARRANTIES OF CORPORATE
SUBSIDIARIES.  Each of the Corporate Subsidiaries represents and warrants that
(A) it is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with all necessary corporate power and authority to enter into and perform its obligations under this Agreement and (B) this Agreement has been duly and validly authorized, executed and delivered by such Corporate Subsidiary and is binding on and enforceable against such Corporate Subsidiary in accordance with its terms.

         SECTION 2.2. REPRESENTATIONS AND WARRANTIES OF PARTNERSHIP SUBSIDIARIES. Each of the Partnership Subsidiaries represents and warrants that
(A) it is a partnership duly organized, validly existing and in good standing under the laws of Delaware, with all necessary partnership power and authority to enter into and perform its obligations under this Agreement and (B) this Agreement has been duly and validly authorized, executed and delivered by such Partnership Subsidiary and is binding on and enforceable against such Partnership Subsidiary in accordance with its terms.

                                     ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants that (A) it is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with all necessary corporate power and authority to enter into and perform its obligations under this Agreement and (B) this Agreement has been duly and validly authorized, executed and delivered by the Company and is binding on and enforceable against the Company in accordance with its terms.

                                      ARTICLE IV

                      SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         The parties hereto each agree that all representations and warranties contained herein shall not survive the Effective Time indefinitely.

                                      ARTICLE V

                                  GENERAL PROVISIONS

         SECTION 5.1. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and performed in that State, without regard to principles of conflicts of law thereof.

         SECTION 5.2. COUNTERPARTS. This Agreement may be executed in one or more counterparts (including by facsimile transmission), and by different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written by their respective officers.



                                  DISCOVERY ZONE CHILDREN'S
                                  AMUSEMENT CORPORATION

                                  By: /s/ Robert G. Rooney
                                     ------------------------------------
                                       Name:     Robert G. Rooney
                                       Title:    Vice President,
                                                 Secretary &
                                                 Treasurer

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written by their respective officers.


                                  DZ OF CONNECTICUT, INC.

                                  By:    /s/ Robert G. Rooney
                                      --------------------------------
                                       Name:     Robert G. Rooney
                                       Title:    Vice President,
                                                 Secretary &
                                                 Treasurer


                                  ENCHANTED CASTLE II, INC.

                                  By:    /s/ Robert G. Rooney
                                       --------------------------------
                                       Name:     Robert G. Rooney
                                       Title:    Vice President,
                                                 Secretary &
                                                 Treasurer


                                  LEAPS & BOUNDS, INC.

                                  By:    /s/ Robert G. Rooney
                                       --------------------------------
                                       Name:     Robert G. Rooney
                                       Title:    Vice President,
                                                 Secretary &
                                                 Treasurer


                                  DZGP, INC.

                                  By:    /s/ Robert G. Rooney
                                       --------------------------------
                                       Name:     Robert G. Rooney
                                       Title:    Vice President,
                                                 Secretary &
                                                 Treasurer

                                  METROZONE, INC.

                                  By:   /s/ Robert G. Rooney
                                       --------------------------------
                                       Name:     Robert G. Rooney
                                       Title:    Vice President,
                                                 Secretary &
                                                 Treasurer


                                  TUMBLE FOR FUN LIMITED
                                  PARTNERSHIP

                                  By:  Discovery Zone Children's
                                       Amusement Corporation, its
                                       general partner

                                  By:    /s/ Robert G. Rooney
                                       --------------------------------
                                       Name:     Robert G. Rooney
                                       Title:    Vice President,
                                                 Secretary &
                                                 Treasurer


                                  DISCOVERY ZONE, L.P.

                                  By:  DZGP, Inc., its general partner

                                  By:    /s/ Robert G. Rooney
                                       ---------------------------------
                                       Name:     Robert G. Rooney
                                       Title:    Vice President,
                                                 Secretary &
                                                 Treasurer


                                  DZ OF GEORGIA, INC.

                                  By:    /s/ Robert G. Rooney
                                       ---------------------------------
                                       Name:     Robert G. Rooney
                                       Title:    Vice President,
                                                 Secretary &
                                                 Treasurer

                                  SEMBORG CORP.

                                  By:    /s/ Robert G. Rooney
                                       ---------------------------------
                                       Name:     Robert G. Rooney
                                       Title:    Vice President,
                                                 Secretary &
                                                 Treasurer


                                  DJM MANAGEMENT, INC.

                                  By:    /s/ Robert G. Rooney
                                       ----------------------------------
                                       Name:     Robert G. Rooney
                                       Title:    Vice President,
                                                 Secretary &
                                                 Treasurer


                                  DZ OF MASSACHUSETTS, INC.

                                  By:   /s/ Robert G. Rooney
                                       ----------------------------------
                                       Name:     Robert G. Rooney
                                       Title:    Vice President,
                                                 Secretary &
                                                 Treasurer


                                  DZ OF MISSOURI, INC.

                                  By:    /s/ Robert G. Rooney
                                       ----------------------------------
                                       Name:     Robert G. Rooney
                                       Title:    Vice President,
                                                 Secretary &
                                                 Treasurer

                                  DZ OF NEW YORK, INC.

                                  By:    /s/ Robert G. Rooney
                                       ----------------------------------
                                       Name:     Robert G. Rooney
                                       Title:    Vice President,
                                                 Secretary &
                                                 Treasurer


                                  PORTLAND FUN FITNESS, INC.

                                  By:    /s/ Robert G. Rooney
                                       ----------------------------------
                                       Name:     Robert G. Rooney
                                       Title:    Vice President,
                                                 Secretary &
                                                 Treasurer


                                  BEAVERTON FUN FITNESS, INC.

                                  By:    /s/ Robert G. Rooney
                                       ----------------------------------
                                       Name:     Robert G. Rooney
                                       Title:    Vice President,
                                                 Secretary &
                                                 Treasurer


                                  DZ OF PENNSYLVANIA, INC.

                                  By:    /s/ Robert G. Rooney
                                       ----------------------------------
                                       Name:     Robert G. Rooney
                                       Title:    Vice President,
                                                 Secretary &
                                                 Treasurer

                                  VANCOUVER FUN FITNESS, INC.

                                  By:    /s/ Robert G. Rooney
                                       ----------------------------------
                                       Name:     Robert G. Rooney
                                       Title:    Vice President,
                                                 Secretary &
                                                 Treasurer


                                  DZ OF WISCONSIN, INC.

                                  By:    /s/ Robert G. Rooney
                                       ----------------------------------
                                       Name:     Robert G. Rooney
                                       Title:    Vice President,
                                                 Secretary &
                                                 Treasurer

                                                                      SCHEDULE I


CORPORATION                                 JURISDICTION OF INCORPORATION

Beaverton Fun Fitness, Inc.                 Oregon
DJM Management, Inc.                        Massachusetts
DZ of Connecticut, Inc.                     Connecticut
DZ of Georgia, Inc.                         Georgia
DZ of Massachusetts, Inc.                   Massachusetts
DZ of Missouri, Inc.                        Missouri
DZ of New York, Inc.                        New York
DZ of Pennsylvania, Inc.                    Pennsylvania
DZ of Wisconsin, Inc.                       Wisconsin
Portland Fun Fitness, Inc.                  Oregon
Semborg Corp.                               Illinois
Vancouver Fun Fitness, Inc.                 Washington
DZGP, Inc.                                  Delaware
Leaps & Bounds, Inc.                        Delaware
MetroZone, Inc.                             Delaware
Enchanted Castle II, Inc.                   Delaware

                                                                     SCHEDULE II



PARTNERSHIP                                 JURISDICTION OF ORGANIZATION

Discovery Zone, L.P.                        Delaware
Tumble for Fun Limited Partnership          Delaware